UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2025

Enovis Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2711 Centerville Road, Suite 400

Wilmington, DE 19808

(Address of principal executive offices) (Zip Code)

(302) 252-9160

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ENOV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 22, 2024, Enovis Corporation (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) an automatic shelf registration statement on Form S-3. On January 28, 2025, the Company filed with the SEC a prospectus supplement (the “Prospectus Supplement”) covering the resale of up to 971,343 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), held by Emil Holding II S.à r.l. (“Emil”), the former shareholder of LimaCorporate S.p.A. (“Lima”). Such shares were issued as part of the consideration paid to Emil in connection with the Company’s acquisition of Lima, pursuant to which the Company agreed to issue to Emil up to an aggregate of 1,942,686 shares of Common Stock in two equal tranches (the “Lima Shares”), in each case upon the non-occurrence of certain events and subject to certain conditions as provided for in the share purchase agreement related to the acquisition. The first tranche of 971,343 Lima Shares was issued to Emil on July 16, 2024 and subsequently registered for resale pursuant to the Company’s obligations under the registration rights agreement related to the acquisition. The Prospectus Supplement relates to the second tranche of 971,343 Lima Shares that was issued to Emil on January 15, 2025. The Company is filing this Current Report on Form 8-K to provide the legal opinion of its counsel, Latham & Watkins LLP, regarding the legality of the securities covered by the Prospectus Supplement, which opinion is attached here to as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File - The cover page from this Current Report on Form 8-K is formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2025

ENOVIS CORPORATION

By:	/s/ Bradley J. Tandy
Name:	Bradley J. Tandy
Title:	Senior Vice President and Chief Legal Officer